SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

27.	SUBSEQUENT EVENTS

Global COVID-19 outbreak

After the balance sheet date, the worldwide outbreak of the 2019 coronavirus ("COVID-19") that originated in China and subsequently spread to many countries worldwide has resulted in the implementation of numerous actions taken by governments and governmental agencies in an attempt to mitigate the spread of COVID-19. These measures have resulted in a significant reduction in global economic activity and extreme volatility in the global financial markets, and the global demand for oil, natural gas and LNG has declined significantly. To date our operations have been impacted primarily by the cancellation and/or delays of crew changes on our vessels, postponement of equipment maintenance and various inspections. However, the extent to which COVID-19 will impact our results of operations and financial condition will depend on future developments, which are highly uncertain and cannot be predicted, including among others, the severity and duration of COVID-19 and the actions to contain or treat its impact. An estimate of the impact cannot therefore be made at this time. The severity and duration, as well as the impact of these factors remain uncertain but could have a material impact on our earnings, cash flow and financial condition.

Repurchase of shares underlying the total return swap

In February 2020, we purchased the outstanding 1.5 million GLNG shares, and the outstanding 107,000 GMLP shares, underlying the total return swap, at fair consideration of $70.4 million and $2.3 million, respectively, of which $57.4 million and $1.8 million restricted cash was released at repurchase. Repurchase of these shares has increased our ownership in GMLP by 107,000 units. We subsequently cancelled the entire GLNG treasury shares amounting to 3.5 million shares in February 2020.

Viking facility

In January 2020, we completed the refinancing of the Golar Viking and concurrently entered into an agreement to bareboat charter the vessel, releasing $13.5 million, net of finance costs. The financing agreement also includes conversion finance for the vessel, up to a total of $75.0 million. In April 2020, we completed our first drawdown on the conversion finance, drawing $15.9 million and concurrent payment of $0.8 million of finance costs.

Margin Loan

In March 2020, the unit price of Golar Partners common units which we own and which are pledged as security for the Margin Loan facility, fell below a defined threshold and triggered a mandatory prepayment option for the Lenders. The lenders agreed to amend the existing terms of the Margin Loan rather than exercise that option. Specifically, we prepaid the facility reducing the principal to $30.0 million from $100.0 million at December 31, 2019 and removed the mandatory prepayment clause. The facility bears an interest rate of LIBOR plus a margin of 2.95%.

FLNG Gimi Force Majeure

In April 2020, we announced that we have received written notification of a force majeure claim from BP under the LOA, relating to the Gimi GTA Project. BP estimates that the consequential delay caused by the claimed force majeure event will be approximately one year and that it is not currently possible to mitigate or shorten this delay. Consequently, we have commenced discussions with Keppel to re-schedule the conversion timeline. As a result, we are currently unable to establish the duration of the delay to the conversion of FLNG Gimi.